Free Market Fixed Income Fund
Schedule of Investments
as of May 31, 2024 (Unaudited)

OPEN END FUNDS - 99.4%	Shares	Value
DFA One-Year Fixed Income Portfolio - Class Institutional(a)	39,464,043	$404,111,798
DFA Two-Year Global Fixed Income Portfolio - Class Institutional(a)	70,980,862	702,000,727
Dimensional Inflation-Protected Securities ETF(b)	24,507	999,640
iShares 1-3 Year Treasury Bond ETF	1,375,578	112,068,340
iShares 1-5 Year Investment Grade Corporate Bond ETF	13,196,257	674,856,583
iShares 3-7 Year Treasury Bond ETF(b)	1,469,507	168,537,758
iShares 5-10 Year Investment Grade Corporate Bond ETF(b)	3,317,436	169,487,805
iShares Core International Aggregate Bond ETF	8,427,961	418,026,865
iShares TIPS Bond ETF(b)	1,294,753	138,150,145
TOTAL OPEN END FUNDS (Cost $2,902,233,780)		2,788,239,661

SHORT-TERM INVESTMENTS - 2.0%
Money Market Funds - 1.5%	Units
Mount Vernon Liquid Assets Portfolio, LLC, 5.52%(c)	40,798,050	40,798,050

Money Market Funds - 0.5%	Shares
Invesco Government & Agency Portfolio - Class Institutional, 5.24%(d)	14,439,262	14,439,262
TOTAL SHORT-TERM INVESTMENTS (Cost $55,237,312)		55,237,312

TOTAL INVESTMENTS - 101.4% (Cost $2,957,471,092)		$2,843,476,973
Liabilities in Excess of Other Assets - (1.4)%		(40,389,523)
TOTAL NET ASSETS - 100.0%		$2,803,087,450

Percentages are stated as a percent of net assets.

(a) A portfolio of DFA Investment Dimensions Group Inc.
(b) All or a portion of this security is on loan as of May
      31, 2024. The total market value of these securities was
      $39,931,860 which represented 1.4% of net assets.
(c) The rate shown is as of May 31, 2024.
(d) The rate shown represents the 7-day effective yield as of
May 31, 2024.
ETF Exchange-Traded Fund
Portfolio holdings are subject to change at any time.

PORTFOLIO VALUATION - The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter ("OTC") market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Options for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, will be valued at the mean of the last bid and ask prices prior to the market close. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the RBB, Fund, Inc.’s Board of Directors (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

FAIR VALUE MEASUREMENTS - The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

Level 1 -	Prices are determined using quoted prices in active markets for identical securities.
Level 2 -	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 -	Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of Returns the end of the date range, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Open End Funds	2,788,239,661	–	–	2,788,239,661
Investments Purchased with Proceeds from Securities Lending Collateral*	-	-	-	40,798,050
Short-Term Investments	14,439,262	–	–	14,439,262
Total Investments**	2,802,678,923	–	–	2,843,476,973

*
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

**	Please refer to Portfolio of Investments for further details.

At the end of each quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

For the period ended May 31, 2024, the Fund had no Level 3 transfers.

For more information with regard to significant accounting policies, see the most recent annual report or prospectus filed with the Securities and Exchange Commission.